John Hancock Variable Insurance Trust

Supplement dated September 9, 2011

to the Statement of Additional Information dated May 2, 2011

APPENDIX III - PORTFOLIO MANAGER INFORMATION

WELLINGTON MANAGEMENT COMPANY, LLP

The section titled “DESCRIPTION OF COMPENSATION STRUCTURE” is amended and restated as follows:

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and the Adviser on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2010.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington

Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each equity Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmark or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. The incentive paid to fixed income Investment Professionals is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Angeli, Carmen, Hill, Jones, McCormack, Mortimer, O’Toole, Pedersen, and Stahl are partners of the firm.

Fund	INCENTIVE BENCHMARK(S) / PEER GROUPS
Alpha Opportunities Trust	Not Applicable
Core Allocation Plus Trust	70% MSCI World / 30% Barclays US Aggregate Bond
Investment Quality Bond Trust	Not Applicable
Mid Cap Stock Trust	Russell Mid Cap Growth Index (50%) / Lipper Mid Cap Growth Average (50%)
Natural Resources Trust	MSCI World Paper & Forest Products 10%, MSCI World Metals & Mining 30%, MSCI World Energy 60%
Small Cap Growth Trust	Russell 2000 Growth Index
Small Cap Value Trust (Small Cap Value)	Russell 2000 Value Index
Small Cap Value Trust (Strategic Value)	Russell 2500 Value Index